Exhibit 99.1

The First Bancshares, Inc. Announces New Share Repurchase Plan

HATTIESBURG, Miss.--(BUSINESS WIRE)--February 28, 2023--The First Bancshares, Inc. (NASDAQ: FBMS) (“First Bancshares” or the “Company”), the holding company for The First Bank, announced today that the Company’s board of directors has approved a new share repurchase program for the 2023 calendar year.

Under the program, the Company may, but is not required to, from time to time repurchase up to $50 million of shares of its common stock in any manner determined appropriate by the Company’s management. The actual timing and method of any purchases, the target number of shares and the maximum price (or range of prices) under the program, will be determined by management at its discretion and will depend on a number of factors, including the market price of the Company's common stock, general market and economic conditions, and applicable legal and regulatory requirements. The new share repurchase program has an expiration date of December 31, 2023.

About The First Bancshares, Inc.

The First Bancshares, Inc., headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First Bank has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on the NASDAQ Global Market under the symbol FBMS. Additional information is available on the Company’s website: www.thefirstbank.com.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” or the negative version of those words, or other comparable words of a future or forward-looking nature. These forward-looking statements include, without limitation, statements related to the terms, timing, logistics and conditions of the Company’s share repurchase programs, the Company’s utilization of the share repurchase programs, and the Company’s compliance with applicable law including, but not limited to, federal securities laws, in connection with the administration of the share repurchase programs. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements.

Any forward-looking statement speaks only as of the date of this news release, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The foregoing should be read in conjunction with those risk factors that are set forth from time to time in the Company’s periodic and current repots filed with the U.S. Securities and Exchange Commission (the “SEC”), including those factors included in the Company’s Annual Report on Form 10-K and in other filings the Company makes with the SEC. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Contacts

M. Ray “Hoppy” Cole, Jr.
Chief Executive Officer

Dee Dee Lowery
Chief Financial Officer
(601) 268-8998